SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 9, 1998


                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-15323                      94-2904044
(State of Incorporation        (Commission File No.)           (I.R.S. Employer
     or Organization)                                        Identification No.)


              800 Saginaw Drive, Redwood City, CA          94063
            (Address of principal executive offices)     (Zip Code)


Registrant's telephone no., including area code: (650) 366-4400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

     In accordance with Financial Accounting Standards No. 128 "Earnings Per Share", the Company has restated its earnings per share numbers in the financial data schedules set forth in Exhibit 27 of the Company's annual reports on Form 10-K for each of the fiscal years ended March 31, 1995, 1996 and 1997 and in
Exhibit 27 of the Company's quarterly reports on Form 10-Q for each of the fiscal quarters ended June 30, 1996, September 29, 1996, December 29, 1996, June 29, 1997 and September 28, 1997.

Item 7. EXHIBITS

27.1 Financial Data Schedule for the fiscal years ended March 31, 1995, 1996 and 1997

27.2 Financial Data Schedule for the fiscal quarters ended June 30, 1996, September 29, 1996 and December 29, 1996

27.3 Financial Data Schedule for the fiscal quarters ended June 29, 1997 and September 28, 1997


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NETWORK EQUIPMENT TECHNOLOGIES, INC.


Date:  April 9, 1998                        By: /s/ Craig M. Gentner
                                               ---------------------------------
                                            Name:   Craig M. Gentner
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
 No.                             Exhibit
 ---                             -------
27.1 Financial Data Schedule for the fiscal years ended March 31, 1995, 1996 and 1997

27.2 Financial Data Schedule for the fiscal quarters ended June 30, 1996, September 29, 1996 and December 29, 1996

27.3 Financial Data Schedule for the fiscal quarters ended June 29, 1997 and September 28, 1997